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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   SEPTEMBER 13, 2000
DATE OF EARLIEST EVENT REPORTED:    SEPTEMBER 13, 2000

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                         1-15442               13-3575653
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation or                                        Identification
        organization)              10 MELVILLE PARK ROAD           Number)
                                  MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (631) 847-3000
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Item 5.   Other Events.
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          On September 13, 2000 the registrant issued the press releases filed as Exhibit 99.1 and Exhibit 99.2 hereto.


Item 7.   Financial Statements and Exhibits.
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               Exhibit       Description
               -------       -----------

                99.1         Press Release issued September 13, 2000

                99.2         Press Release issued September 13, 2000
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: September 13, 2000


                                          GENERAL SEMICONDUCTOR, INC.


                                          By:  /s/ Vincent M. Guercio
                                             -----------------------------
                                             Vincent M. Guercio
                                             Senior Vice President,
                                             e-Commerce
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                               EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                99.1         Press Release issued September 13, 2000

                99.2         Press Release issued September 13, 2000